UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report – September 16, 2009

(Date of earliest event reported)

BEMIS COMPANY, INC.

(Exact name of Registrant as specified in its charter)

Commission File Number 1-5277

Missouri	43-0178130
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

One Neenah Center, 4th Floor, P.O. Box 669, Neenah, Wisconsin  54957-0669

(Address of principal executive offices)

Registrant’s telephone number, including area code:   (920) 727-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

On September 17, 2009, Bemis Company, Inc. issued a press release announcing that it had received a request for additional information and documentary material, often referred to as a “Second Request,” from the United States Department of Justice (DOJ) in connection with its Hart-Scott-Rodino regulatory review of Bemis’ proposed acquisition of the Food Americas operations of Alcan Packaging from Rio Tinto plc, announced on July 5, 2009.  Bemis will continue to work cooperatively with the DOJ and expects the transaction to close by the end of 2009.  The Second Request was received on September 16, 2009.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d)           Exhibits

99.1	Press Release dated September 17, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BEMIS COMPANY, INC.

By	/s/ Gene C. Wulf	By	/s/ Stanley A. Jaffy
	Gene C. Wulf, Senior Vice President		Stanley A. Jaffy, Vice President
	and Chief Financial Officer		and Controller

Date	September 21, 2009		Date September 21, 2009

Index to Exhibits

Exhibit No.	Description	Method of Filing

99.1	Press Release dated September 17, 2009	Electronic Transmission